UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NUO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

April 27, 2022

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Dear Stockholder:

This notice and the accompanying information statement (the “Information Statement”) is to inform you of the following action taken by stockholders of Nuo Therapeutics, Inc. (the “Company”) collectively holding a majority of the shares of voting stock of the Company (collectively, the “Majority Stockholders”):

As of April 21, 2022, the Majority Stockholders executed a written consent (the “Action”) approving an amendment to the Plan to increase to 4,250,000 of the number of shares approved for issuance under the Company’s 2016 Omnibus Incentive Compensation Plan, as amended and restated (as so amended and restated, the “Plan”), which provides for the Company to grant equity and cash incentive awards to officers, directors and employees of, and consultants to, the Company and its subsidiaries.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting stock of the Company who did not sign such written consent at least 20 days prior to the effective date of the Action set forth in the consent. Furthermore, because the Company is making the Information Statement available to its stockholders by sending them a Notice of Internet Availability of Information Statement, in the form attached as Annex A to the accompanying Information Statement, and posting the Information Statement on its website (www.nuot.com), pursuant to Exchange Act rules, the Action will not become effective until a date that is at least 40 days after the date the Notice of Internet Availability of Information Statement was sent to our stockholders. We therefore expect that the Action will become effective on or about June 6, 2022.

The Notice of Internet Availability of Information Statement and the Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the “DGCL”). No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights are afforded to the Company’s stockholders under the DGCL as a result of the ratification, adoption or approval of the Action.

The Notice of Internet Availability of Information Statement is being sent on or about April 27, 2022 to holders of record of the Company’s voting stock as of April 8, 2022. The date of the accompanying Information Statement is April 27, 2022.

Sincerely,

/s/ David E. Jorden

David E. Jorden

Chief Executive Officer and Chief Financial Officer

April 27, 2022

NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

We are furnishing the Information Statement to our stockholders via the Internet, rather than mailing printed copies of the Information Statement to each stockholder. If you received a Notice of Internet Availability of Information Statement (a “Notice”) by mail, you will not receive a printed copy of the Information Statement unless you request one by following the instructions included in the Notice. Instead, the Notice will instruct you as to how you may access and review the Information Statement. You may access the Information Statement online at www.nuot.com. The Notice of Internet Availability of Information Statement is being sent on or about April 27, 2022 to holders of record of the Company’s voting stock as of April 8, 2022.

8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

On July 1, 2016, the Board of Directors (the “Board”) of Nuo Therapeutics, Inc. (the “Company,” “we,” “our,” or “us”) approved and adopted the Company’s 2016 Omnibus Incentive Compensation Plan, and amended and restated such plan on August 4, 2016, and further amended such Plan on March 4, 2022 subject to stockholders approval (as so amended and restated, the “Plan”). The Plan provides for the Company to grant equity and cash incentive awards to officers, directors, and employees of, and consultants to, the Company and its subsidiaries.

The purpose of this Information Statement is to inform you of the following action taken by stockholders of the Company collectively holding a majority of the shares of voting stock of the Company (collectively, the “Majority Stockholders”):

As of April 21, 2022, the Majority Stockholders executed a written consent (the “Action”) approving an amendment to the Plan to increase to 4,250,000 the number of shares approved for issuance under the Plan.

The Board of Directors is not soliciting your proxy or vote in connection with the ratification, adoption or approval of the Action and proxies and votes are not being requested from stockholders.

As of April 8, 2022, there were 37,124,205 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote on all matters requiring stockholder approval. As of April 8, 2022, the Majority Stockholders held an aggregate of 22,163,897 shares of Common Stock, which represents approximately 59.7% of the votes entitled to be cast with regard to the Action.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the earliest date that a stockholder action by written consent can become effective is 20 days after the information statement is sent to those stockholders who did not sign such written consent. Because the Company is making the Information Statement available to its stockholders by sending them a Notice of Internet Availability of Information Statement, in the form attached as Annex A hereto, and posting the Information Statement on its website (www.nuot.com), pursuant to Exchange Act rules, the Action will not become effective until a date that is at least 40 days after the date the Notice of Internet Availability of Information Statement was sent to the Company’s stockholders. The Notice of Internet Availability of Information Statement is being sent on or about April 27, 2022 to holders of record of the Company’s voting stock as of April 8, 2022. We therefore expect that the Action will become effective on or about June 6, 2022.

The Company is distributing the Notice of Internet Availability of Information Statement to its stockholders, and posting the Information Statements on its website, in satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (“DGCL”). No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights are afforded by the DGCL to the Company’s stockholders as a result of the ratification, adoption or approval of the Action.

Expenses in connection with the distribution of this Information Statement will be paid by the Company. The Company will request any brokerage houses, nominees, custodians, fiduciaries, and other similar persons or entities to forward this Information Statement to beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

The date of this Information Statement is April 27, 2022.

By order of the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q.	Why did I receive this Information Statement?

A.	Applicable laws require us to provide you information regarding the Action even though your vote is neither required nor requested for the Action to become effective.

Q.	What will I receive if the Action becomes effective?

A.	Nothing. The Action will become effective with no further notice or information to the stockholders regarding the Action.

Q.	When do you expect the Action to become effective?

A.	The Action will become effective on or about June 6, 2022, which is at least 40 days after the date of the Notice of Internet Availability of Information Statement.

Q.	Why am I not being asked to vote?

A.

The Majority Stockholders have already ratified, approved, or adopted the Action pursuant to a written consent in lieu of a meeting. Such ratification, approval, or adoption, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by the Company’s stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.	Whom can I call with questions?

A.	If you have any questions about the Action, please contact David E. Jorden at (346) 396-4770.

VOTE REQUIRED; MANNER OF APPROVAL

Each share of our Common Stock entitles its holder to one vote. Under Section 2.5(d) of our By-Laws, approval of the Action requires the affirmative vote of the holders of a majority of the votes cast. In addition, pursuant to Section 228 of the DGCL and Section 2.9 of our By-Laws, any action that may be taken at any annual or special meeting of the Company’s stockholders can be effected through the written consent of those stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote on such action were present and voted, so long as a majority of the Board approves in advance the taking of such action by means of written consent of stockholders (which has occurred in this case). Prompt notice of the action taken by written consent must be provided to all other stockholders.

The Company has no class of voting stock outstanding other than the Common Stock. As noted above, as of April 8, 2022, there were 37,124,205 shares of Common Stock issued and outstanding. Accordingly, the votes or written consents of stockholders holding at least 18,562,103 shares of the issued and outstanding Common Stock were necessary to implement the Action.

In accordance with the DGCL and our By-Laws, the affirmative written consent to the Action by the Majority Stockholders was received by the Company on April 21, 2022. The following table lists the shares of Common Stock voted in favor of the Action, and the percentage of the Common Stock issued and outstanding represented by such shares:

Number of Shares of Common Stock Voted in Favor of the Action:	22,163,897

Percentage of Common Stock Represented by such Shares:	59.7%

Accordingly, in compliance with the DGCL and our By-Laws, at least a majority of the outstanding shares of voting stock has approved the Action. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Action.

EFFECTIVE DATE OF ACTION

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that a stockholder action by written consent can become effective is 20 days after the information statement was sent to those stockholders who did not sign such written consent. Because the Company is making the Information Statement available to its stockholders by sending them a Notice of Internet Availability of Information Statement, in the form attached as Annex A hereto, and posting the Information Statement on its website (www.nuot.com), pursuant to Exchange Act rules, the Action will not become effective until a date that is at least 40 days after the date the Notice of Internet Availability of Information Statement was sent to the Company’s stockholders. We therefore expect that the Action will become effective on or about June 6, 2022.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the Action or any of the matters described in this Information Statement.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the information in this Information Statement contains “forward-looking statements”. Forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and may contain the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest,” “will,” “will be,” “will continue,” “will likely result,” “could,” “may” and words of similar import. These statements reflect the Company’s current view of future events and are subject to certain risks and uncertainties as noted in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on April 15, 2022 as well as its Forms 8-K and 10-Q.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements. In addition to the risks identified in the above filings, new risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business, or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

The Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of shares of our common stock as of April 8, 2022 indicated by (i) each director; (ii) each of our current executive officers; (iii) all directors and executive officers as a group; and (iv) principal stockholders known by the Company to be beneficial owners of more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, below, each named beneficial owner known to the Company has sole voting and investment power with respect to the shares listed. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options or warrants held by that person that are exercisable at the date indicated or within 60 days thereof are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Class
Directors and Named Executive Officers
David E. Jorden (2)	2,799,208	7.4%
C. Eric Winzer (3)	365,729	1.0%
Scott M. Pittman (4)	4,601,054	12.3%
Paul D. Mintz (5)	257,916	*
Peter A. Clausen (6)	813,106	2.2%
All Directors and Executive Officers as a Group (5 persons) (7)	8,837,013	22.6%
Principal Stockholders
Charles E. Sheedy (8)	10,198,497	27.5%
Boyalife Asset Holding II, Inc. (9)	4,900,000	13.2%
Deerfield Management (10)	2,700,000	7.3%

*	Less than 1%
(1)	Based on 37,124,205 shares of common stock outstanding.
(2)	Includes 671,882 shares issuable upon exercise of options.
(3)	Includes 340,729 shares issuable upon exercise of options.
(4)	Includes 357,699 shares issuable upon exercise of options.
(5)	Represents shares issuable upon exercise of options.
(6)	Includes 308,431 shares issuable upon exercise of options.
(7)	Includes 1,936,667 shares issuable upon the exercise of options.
(8)

Based upon information available to the Company and information contained in a Schedule 13D/A filed with the SEC on August 18, 2017 with respect to the beneficial ownership of shares of common stock as of August 10, 2017. According to such Schedule 13D/A, Mr. Sheedy shares voting and dispositive power with respect to 3,365 shares held in trusts for the benefit of Mr. Sheedy’s children. The mailing address of Mr. Sheedy is Two Houston Center, Suite 2907, 909 Fannin Street Houston, TX 77010.

(9)

Based upon information available to the Company and information contained in a Schedule 13D/A filed with the SEC on September 21, 2017 with respect to the beneficial ownership of shares of common stock as of September 11, 2017. The mailing address of Boyalife Asset Holding II, Inc. is 2711 Citrus Road, Sacramento, CA 95742.

(10)

Based upon information contained in a Schedule 13G filed with the SEC on October 9, 2020 with respect to the beneficial ownership of shares of common stock as of October 5, 2020. According to the Schedule 13G, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. James E. Flynn (together, “Deerfield Management”) share voting and dispositive power of 2,700,000 shares comprised of 1,258,227 shares held by Deerfield Private Design Fund II, L.P. and 1,441,773 shares held by Deerfield PDI Financing II, L.P. The mailing address of the persons associated with Deerfield Management is 345 Park Avenue South, 12th Floor, Attn: Legal Department, New York, NY 10010.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of, which may, at a subsequent date, result in a change of control of the Company.

EXECUTIVE COMPENSATION

This discussion focuses on the compensation paid to our executive officers for the fiscal years ended December 31, 2020, and 2021. During such fiscal years, David E. Jorden was our sole executive officer. Subsequently, Peter A. Clausen was reappointed as our Chief Scientific Officer as well as our Chief Operating Officer effective January 1, 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option and Equity Awards (1)		All Other Compen- sation	Total

David E. Jorden	2021	$-	(2)	$-	$-		$-	$-
Chief Executive and	2020	$-	(2)	$-	$55,112	(3)	$-	$55,112
Chief Financial Officer

(1)

Represents the grant date fair value of the warrants and common stock issued during the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. The warrant fair value was estimated using the assumptions detailed in Note 3 - Liquidity and Summary of Significant Accounting Principles to the Company’s consolidated financial statements included in the Company’s most recent Annual Report on Form 10-K.  The fair value of the common stock issued was based on the trading price of the stock on the date of issuance.

(2)	Effective April 30, 2019, Mr. Jorden's salary was eliminated as the company ceased operational status and furloughed its remaining employees.

(3)

Represents 300,000 shares of common stock and 900,000 warrants issued in October 2020 in recognition of services performed during the period May 2019 through September 2020 to maintain Company viability including continued engagement with CMS regarding NCD reconsideration.  The warrants had a five-year term and an exercise price of $0.40 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by our sole executive officer as of December 31, 2021.

Outstanding Equity Awards at December 31, 2021

	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options	Option Exercise	Option Exercise
Name	Exercisable (1)		Unexercisable	Price	Date

David E. Jorden	162,500		-	$1.00	6/30/2026
	192,710	(2)	-	$0.40	8/8/2025
	125,000	(3)	-	$0.40	12/31/2025

(1)	All options reported in this column were fully vested as of December 31, 2021.

(2)	Represents fully vested options to purchase 192,710 shares in settlement of $77,083 of accrued compensation liabilities.

(3)	Represents fully vested options to purchase 125,000 shares in settlement of $50,000 of accrued compensation liabilities.

Director Compensation in 2021

Effective May 1, 2019, concurrent with the Company’s decision to furlough its remaining employees, compensation to the members of the Board ceased. Accordingly, for the fiscal year ended December 31, 2021, our non-executive directors received no cash or non-cash compensation.

ACTION 1 — APPROVAL AND ADOPTION OF

AMENDMENT TO 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

Introduction

On July 1, 2016, our Board of Directors adopted the Company’s 2016 Omnibus Incentive Compensation Plan. The number of shares of Common Stock initially authorized for issuance under the plan was 1,500,000 shares. On August 4, 2016, the Board of Directors adopted an amendment to the plan to provide an annual increase in the number of shares of Common Stock authorized for issuance under the plan, on January 1 of each year, by an amount of shares equal to six percent (6%) of the shares reserved under the plan as of the last day of the immediately preceding year; but in no event may the aggregate number of shares reserved pursuant to such increases (including shares previously issued under the plan pursuant to such increases) exceed a total of 1,000,000 shares. As of December 31, 2021, the Plan provided for the issuance of 2,127,779 shares.

As of April 22, 2022, an aggregate of 3,133,334 shares had been issued or were reserved for issuance upon exercise of outstanding grants under the Plan.

On March 4, 2022, the Board of Directors adopted an amendment to the Plan to increase to 4,250,000 the number of shares approved for issuance under the Plan. The provision for the annual 6% increase in the number of shares of Common Stock authorized for issuance under the Plan was removed. We refer to the 2016 Omnibus Incentive Compensation Plan, as so amended and restated, as the “Plan.”

As of April 21, 2022, stockholders of the Company collectively holding 59.7% of the Company’s outstanding common stock executed a written consent approving an amendment to the Plan to increase to 4,250,000 of the number of shares approved for issuance under the Plan.

A full copy of the Plan is attached as Annex B. The amendment adopted by the Board on March 4, 2022 is reflected in the first paragraph to Section 4.1 of the Plan.

The material features of the Plan are summarized below.

Plan Benefits and Awards Already Made under the Plan

As of the date of this Information Statement, an aggregate of 3,133,334 shares had been issued or were reserved for issuance upon exercise of outstanding grants under the Plan.

Our directors and executive officers hold options to purchase shares under the Plan. Please refer to footnotes (2) through (6) in the table of beneficial ownership above under the heading “Security Ownership of Certain Beneficial Owners” as well as footnote (7) to such table that discloses 1,936,667 options held by our current directors and executive officers. Additionally, please refer to the table of Outstanding Equity Awards at December 31, 2021 above under the heading “Executive Compensation” setting forth options held by David E. Jorden as of such date.

Other than as set forth in tables described immediately above and in the paragraph immediately below, in view of the discretionary authority vested in the Committee (as defined below) under the Plan and because any benefit under the Plan may depend on a variety of factors, including the value of our Common Stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made from time to time to any of our directors, executive officers or employees under the Plan.

On March 4, 2022, the Board resolved to issue options to purchase 275,000 shares of Common Stock to Peter A. Clausen, our Chief Scientific Officer and Chief Operating Officer, at an exercise price of $0.75 per share, a ten-year term and with 1/3rd to vest immediately and the remainder vesting quarterly over three years, subject to approval of the amendment to the Plan by our stockholders, which approval has been given and is anticipated to become effective on or about June 6, 2022.

Additionally, on April 22, 2022, the Board resolved to issue options to purchase 775,000 shares of Common Stock to non-executive employees at exercise prices of $0.75 to $1.00 per share, a ten-year term and with 1/3rd to vest at one year and the remainder vesting quarterly over the subsequent two years, subject to approval of the amendment to the Plan by our stockholders, which approval has been given and is anticipated to become effective on or about June 6, 2022.

Purpose of the Plan

The Plan is intended to allow selected employees (including officers), non-employee consultants and non-employee directors of the Company or an affiliate of the Company to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, to optimize the profitability and growth of the Company and its affiliates through incentives which are consistent with our Company’s goals, to provide such employees and consultants with an incentive for excellence in individual performance, to promote teamwork among employees, consultants and directors, to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of our stockholders.

Administration

The Plan is administered by a committee (the “Committee”) the members of which are appointed by the Board of Directors. If and to the extent that compliance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the performance-based exception to tax deductibility limitations under Internal Revenue Code (“Code”) Section 162(m) is desirable, the Committee must be comprised of two or more Directors who qualify as “non-employee directors” under Rule 16b-3 and “outside directors” under Code Section 162(m). The Board has appointed the members of the Compensation Committee to serve as the Committee under the Plan. Subject to the terms of the Plan, the Committee has full power and discretion to:

●	select those persons to whom awards will be granted;
●	determine the amounts and terms of awards;
●	change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule;
●	determine and change the conditions, restrictions and performance criteria relating to any award;
●	determine the settlement, cancellation, forfeiture, exchange or surrender of any award;
●	make adjustments in the terms and conditions of awards;
●	construe and interpret the Plan and any award agreement;
●	establish, amend and revoke rules and regulations for the administration of the Plan;
●	make all determinations deemed necessary or advisable for administration of the Plan; and
●

exercise any powers and perform any acts it deems necessary or advisable to administer the Plan and subject to certain exceptions, to amend, alter or discontinue the Plan or amend the terms of any award.

The Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Code Section 162(m). In addition, the full Board of Directors must serve as the Committee with respect to any awards to our non-employee directors.

No Option Repricings Permitted

Notwithstanding the Committee’s powers and authority described above, neither the Board nor the Committee has the authority under the Plan to reduce the exercise price of any outstanding option. The prohibition against repricing does do not apply to adjustments the Committee deems necessary to prevent the dilution or enlargement of the benefits provided under such awards, as described more fully under “- Shares of Common Stock Underlying the Plan” below.

Eligibility

The Plan provides for awards to employees (including officers) and non-employee directors of, and non-employee consultants to, our Company or an affiliate (including potential employees and consultants). Some awards will be provided to officers and others who are deemed by us to be “insiders” for purposes of Section 16 of the Exchange Act. For purposes of the Plan, an entity (including a partnership, limited liability company or joint venture) will be considered our “affiliate” if we, directly or indirectly, own (i) stock possessing more than 50% of the total combined voting power of all outstanding classes of stock of such corporate entity or more than 50% of the total value of all outstanding shares of all classes of stock of such corporate entity or (ii) more than 50% of the profits interest or capital interest in any non-corporate entity.

In addition, the Plan provides that if our Company acquires another corporation or other entity (an “Acquired Entity”) as a result of a merger or consolidation of the Acquired Entity into our Company or any of our affiliates or as a result of the acquisition of the stock or property of the Acquired Entity by us or any of our affiliates, the Committee may grant awards (“Substitute Awards”) to the current and former employees, consultants and non-employee directors of the Acquired Entity in substitution for options and other stock-based awards granted by the Acquired Entity in order to preserve the economic value of the awards held by the current and former employees and non-employee directors of, and non-employee consultants to, the Acquired Entity immediately prior to its merger or consolidation into, or acquisition by, our Company or any of our affiliates.

Shares of Common Stock Underlying the Plan

Under the terms of the Plan, 1,500,000 shares of our Common Stock were initially available for delivery in settlement of awards (including incentive stock options), with the number of shares available for delivery under the Plan to automatically increase, on January 1 of each year, by an amount of shares equal to six percent (6%) of the shares reserved under the Plan as of the last day of the immediately preceding year; but in no event may the aggregate number of shares reserved pursuant to such increases (including shares previously issued under the Plan pursuant to such increases) exceed a total of 1,000,000 shares. The amendment approved by the Board on March 4, 2022 increased the number of shares available under the Plan to 4,250,000 and removed the annual 6% increase in available shares.

The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a Substitute Award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan. Moreover, the number of shares available for issuance under the Plan may not be increased through the Company’s purchase of shares on the open market with the proceeds obtained from the exercise of any options granted hereunder. Upon settlement of an stock appreciation right (“SAR”), the number of shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

If a dividend or other distribution (whether in shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the Common Stock of the Company such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards (whether or not then outstanding) and the exercise price relating to an award in order to prevent the dilution or enlargement of the benefits (or potential benefits) intended to be made available under the Plan. The Committee will not make any adjustment to the number of shares underlying any option or SAR or to the exercise price of any such option if such adjustment would subject the grantee to tax penalties under Section 409A of the Code or would cause such option or SAR (determined as if such option or SAR was an incentive stock option) to violate Section 424(a) of the Code.

Substitute Awards will not count against the overall limit on the number of shares of Common Stock available for issuance under this Plan nor will they count against the individual annual limits on awards described below.

Individual Annual Limits on Awards

The Plan limits the number of shares that may be issued to any individual pursuant to awards granted in any calendar year. Under the Plan the maximum number of shares of our Common Stock that are subject to awards granted to any individual in a single calendar year may not exceed 500,000 shares. The maximum potential value of awards to be settled in cash or property (other than shares) that may be granted to any individual in a single calendar year may not exceed $1,000,000 for all such awards. These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle.

Summary of Awards under the Plan (Including What Rights as a Stockholder, if any, Are Entailed by an Award)

The Plan permits the granting of any or all of the following types of awards to all grantees:

●	stock options, including incentive stock options (“ISOs”);
●	restricted stock;
●	deferred stock and restricted stock units;
●	performance units and performance shares;
●	dividend equivalents;
●	bonus shares;
●	stock appreciation rights (“SARs”); and
●	other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of ours. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options

The Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. The exercise price of an option will be determined by the Committee and set forth in the award agreement, but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee and set forth in the award agreement. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our Common Stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our Common Stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares

The Committee may award restricted shares consisting of shares of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achieved of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code.

Awards of restricted stock units and deferred stock are subject to such limitations as the Committee may impose in the award agreement. Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares

The Committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the award agreement.

Stock Appreciation Rights (SARs)

The Committee may grant SARs which provide a grantee the right to receive payment equal to the increase in stock price of a specified number of shares of our Common Stock.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our Common Stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock or in other property. No dividend equivalents may be granted in conjunction with any grant of stock options or SARs.

Cash Incentive Awards

The Committee may grant Cash Incentive Awards in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events.

The performance measure(s) to be used for purposes of any awards (other than stock options) that are intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following: the attainment of a specified fair market value per share of our Common Stock for a specified period of time; earnings per share; earnings per share from continuing operations; total stockholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development.

Applicable performance measures may be applied on a pre- or post-tax basis. In addition, the Committee may provide that the formula for such award may include or exclude certain items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Committee intends to qualify for the performance-based exception to the tax deduction limitations under Code Section 162(m) may not be adjusted upward unless the Committee intends to amend the award to no longer qualify for the performance-based exception. The Committee retains the discretion in all events to adjust such awards downward.

Payment and Deferral of Awards

Awards may be settled in cash, stock, other awards, or other property, in the discretion of the Committee. The Committee may permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, which must comply in both form and substance with the requirements of Section 409A of the Code to ensure that the grantee will not be subjected to tax penalties imposed under Section 409A of the Code. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Transfer Limitations on Awards

Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Each award will be exercisable during the grantee’s lifetime only by the grantee or, if permitted under applicable law, by the grantee’s guardian or legal representative. However, transfers of awards to family members (or family trusts or family-controlled partnerships) for estate planning purposes may be permitted in the discretion of the Committee.

Change of Control

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”) and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), such awards will vest and become non-forfeitable and will become exercisable and any conditions on such awards will lapse. If an option becomes exercisable as a result of a Corporate Transaction in which such awards are not assumed or replaced by the surviving company (or its parent company), the Committee may either (i) allow grantees to exercise such outstanding options within a reasonable period prior to the Corporate Transaction and cancel any outstanding options that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all outstanding options in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price) if the options were exercised immediately prior to the Corporate Transaction. If an exercise price of the option exceeds the fair market value of our Common Stock and the option is not assumed or replaced by the surviving company (or its parent company), such options will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued, or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on July 1, 2026. The terms of the Plan shall continue to apply to any awards made prior to the termination of the Plan until we have no further obligation with respect to any award granted under the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options

A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, a company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally required period.

Restricted Shares

Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards

Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Deferred Compensation Under Section 409A of the Code

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

INTEREST OF CERTAIN PERSONS IN OR IN

OPPOSITION TO THE MATTERS TO BE ACTED UPON

Our directors and executive officers have a substantial and direct interest in the approval and adoption of the Plan by our stockholders in that they are the recipients of awards already made under the Plan that are subject to approval of the Plan by our stockholders. See “Action 1 - Approval and Adoption of Amendment to 2016 Omnibus Incentive Compensation Plan – Plan Benefits and Awards Already Made Under the Plan” for a description of such awards, which is incorporated herein by reference.

Other than as referenced above, to the Company’s knowledge, in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Plan that is not otherwise shared by the remaining stockholders.

The Plan was approved and adopted unanimously by the Company’s Board of Directors.  Thus, no member of the Board of Directors opposed the adoption of the Plan.

HOUSEHOLDING

Owners of Common Stock who share a single address may receive only one copy of the Notice of Internet Availability of Information Statement unless the Company has received contrary instructions from one or more of such owners. This practice, known as “householding,” is designed to reduce printing and mailing costs.

We undertake to deliver promptly upon written or oral request to us at the address or telephone number listed below a separate copy of such notice to a stockholder at a shared address to which a single copy of the notice was delivered. If multiple stockholders sharing an address have received one copy of the Notice of Internet Availability of Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, they may notify us at the address or telephone number listed below. Additionally, if current stockholders with a shared address wish to receive a separate copy of this Information Statement, or if the stockholder received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices as follows: Corporate Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054, or by telephone request at (346) 396-4770 or the email address set forth in the Notice of Internet Availability of Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports and other information with the SEC. The Company’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document the Company files with the SEC at its public reference room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAVE BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors,

/s/ David E. Jorden

Chief Executive Officer and Chief Financial Officer

April 27, 2022

ANNEX A

Form of Notice of Internet Availability of Information Statement

NUO THERAPEUTICS, INC.

8285 El Rio, Suite 190, Houston, TX 77054
(346) 396-4770

April 27, 2022

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT

THIS IS NOT A FORM OF PROXY OR CONSENT.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

Dear holder(s) of Common Stock, $0.0001 par value per share (“Common Stock”) of Nuo Therapeutics, Inc., a Delaware corporation (the “Company”):

The corporate action by the Company described under “Corporate Action” below was approved on April 21, 2022 by written consents of stockholders of the Company collectively holding a majority of the shares of the Company’s common stock, representing sufficient voting power to approve such corporate action.

To Access Information Statement. Follow these instructions below to view the related information statement of the Company (the “Information Statement”), or to request printed or emailed copies of the Information Statement:

The Information Statement is available on the Company’s Website at: www.nuot.com under “Investors – SEC Filings.”

If you want to receive a paper or emailed copy of the Information Statement, you must request one. There is no charge to you for requesting a paper or emailed copy. Please make your request prior to May 15 (otherwise you may not receive a paper or emailed copy) to:

By Mail: Corporate Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054,

By Email: djorden@nuot.com, or

By Telephone: (346) 396-4770

A-1

Corporate Action. The approval of an amendment to the plan of an increase to 4,250,000 of the number of shares approved for issuance under the Company’s 2016 Omnibus Incentive Compensation Plan, as amended and restated, which provides for the Company to grant equity and cash incentive awards to officers, directors, and employees of, and consultants to, the Company and its subsidiaries.

Stockholder Approval.  The record date for determining Stockholders eligible to vote on the above corporate action was April 8, 2022 (“Record Date”). The above corporate action was approved on April 21, 2022, by written consents representing 22,163,897 shares of common stock, or 59.7% of the issued and outstanding shares of common stock of the Company as of the Record Date. As such, no stockholder meeting is required under Delaware law to approve the above corporate action.

Effectiveness of Corporate Action.  Pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and rules promulgated thereunder, the corporate action described above will not be implemented until a date that is at least 40 days after the date on which this Notice of Internet Availability of Information Statement was sent to stockholders. We therefore expect that the corporate action will become effective on or about June 6, 2022.

Pursuant to Securities and Exchange Commission Rule 14a-16(a) (and as required by Rule 14c-2) under the Exchange Act, you are receiving this notice that the Information Statement is available on the Internet. This communication provides only a brief overview of the more complete information in the Information Statement. We encourage you to access and review all of the important information contained in the Information Statement.  The Company is not soliciting proxy or consent authority but is furnishing an information statement pursuant to the rules and regulations under the Exchange Act. In accordance with rules and regulations of the Exchange Act, this notice is being sent separately from other types of security holder communications and does not accompany any other documents or materials. The Company is making the Information Statement available through the Internet rather than utilizing the “full set” delivery option in an attempt to save additional expenses associated with the printing and mailing of the Information Statement.

A-2

ANNEX B

NUO THERAPEUTICS, INC.

2016 OMNIBUS INCENTIVE COMPENSATION PLAN

(As amended and restated by the Board of Directors on August 4, 2016, and March 4, 2022)

Article 1.

Effective Date, Objectives and Duration

1.1    Effective Date of the Plan. NUO THERAPEUTICS, INC., a Delaware corporation (the “Company”), adopted this 2016 Omnibus Incentive Compensation Plan (the “Plan”) on July 1, 2016, subject to approval by the Company’s shareholders. The terms of the Plan are set forth herein.

1.2    Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, (c) to optimize the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s shareholders.

1.3    Duration of the Plan. The Plan shall commence on July 1, 2016 (the “Effective Date”) and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of July 1, 2026, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1    “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2    “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares, Cash Incentive Awards or Other Stock-Based Awards granted under the Plan.

2.3    “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4    “Board” means the Board of Directors of the Company.

2.5    “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6    “Cash Incentive Award” means an Award granted under Article 15 of the Plan.

2.7    “CEO” means the Chief Executive Officer of the Company.

2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9    “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.10    “Compensation Committee” means the compensation committee of the Board.

2.11    “Covered Employee” means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.12    “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.13    “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)    Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b)    In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i)    the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)    the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.14    “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.15    “Effective Date” has the meaning set forth in Section 1.3.

2.16    “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.18    “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise the SAR.

2.19    “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the NASDAQ Global Market (“NASDAQ”), or if not the NASDAQ, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B).

2.20    “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.21    “Grantee” means a person who has been granted an Award.

2.22    “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.23    “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.24    “Management Committee” has the meaning set forth in Section 3.1(b).

2.25    “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.26    “Option” means an option granted under Article 6 of the Plan.

2.27    “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.28    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). No Award (other than Stock Options, SARs and Restricted Shares granted during the Section 162(m) Transition Period) granted after the Company becomes Publicly Held shall satisfy the Performance-Based Exception unless such Award is granted after the shareholders have approved the material terms of this Plan (including the provisions of Section 4.3 and 4.4) after the Company becomes Publicly Held. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.29    “Performance Measures” has the meaning set forth in Section 4.4.

2.30    “Performance Period” means the time period during which performance goals must be met.

2.31    “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.32    “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.33    “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.34    “Publicly Held” has the meaning set forth in Section 4.3.

2.35    “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36    “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37    “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38    “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.39    “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40    “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41    “Section 162(m) Transition Period” means the transition period commencing on the date the Company becomes Publicly Held and ending on the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4.1) after the Company becomes Publicly Held; (b) the issuance of all of the Shares reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of shareholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company becomes Publicly Held pursuant to an initial public offering of any class of the Company’s common equity securities; or (e) if the Company becomes Publicly Held without an initial public offering of any class of its common equity securities, the first calendar year following the calendar year in which the Company becomes Publicly Held.

2.42    “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.43    “Share”means a share of Common Stock, par value $0.0001 per share, of the Company and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.44    “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.45    “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.46    “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.47    “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.48    “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.

Administration

3.1    Committee.

(a)    Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)    The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

(c)    Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent the Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2    Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)    to determine when, to whom and in what types and amounts Awards should be granted;

(b)    to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)    to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d)    to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)    to determine the Term of any Option or SAR;

(f)    to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)    to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)    to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i)    to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)    to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)    to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)    to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)    to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)    to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)    to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)    to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q)    to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)    to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3    No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without shareholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under Section 4.2.

Article 4.

Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1    Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan (including Shares previously delivered under this Plan) shall be 4,250,000 Shares.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2    Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

(a)    Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)    Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)    Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)    Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception. Notwithstanding the forgoing provisions of this Section 4.2,

(i)    if an Award (other than an Option or SAR) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

(ii)    if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3    Compliance with Section 162(m) of the Code.

(a)    Section 162(m) Compliance. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply. Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b)    Annual Individual Limitations. Except as provided in Section 5.6(b), no Grantee may be granted Awards (other than Awards that cannot be settled in Shares) with respect to more than 500,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a). The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted in any calendar year to any Grantee shall not exceed $1,000,000 for all such Awards.

(c)    Section 162(m) Transition Rules. The foregoing restrictions and limitations set forth in the forgoing provisions of this Section 4.3 shall not apply to any grants made before the Company becomes Publicly Held or to any grant made during the Section 162(m) Transition Period. The Company will be “Publicly Held” if any class of its common equity securities is required to be registered under Section 12 of the Exchange Act. The determination of whether and when the Company becomes Publicly Held and the deductibility of Awards granted before the Company becomes Publicly Held will be made in accordance with regulations promulgated under Code Section 162(m).

4.4    Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share of a specified Fair Market Value for a specified period of time or within a specified period of time; earnings per Share; earnings per Share from continuing operations; total shareholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. Any applicable Performance Measure may be applied on a pre- or post-tax basis. The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices). For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 5.

Eligibility and General Conditions of Awards

5.1    Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2    Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3    General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 16.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4    Nontransferability of Awards.

(a)    Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)    No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)    Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)    Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5    Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6    Stand-Alone, Tandem and Substitute Awards.

(a)    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b)    The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7    Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a)    Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)    Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)    Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8    Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1    Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3    Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4    Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)    shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b)    shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)    shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)    shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)    shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)    shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)    shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)    shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5    Payment of Exercise Price. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)    cash, personal check or wire transfer;

(b)    delivery of Shares owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)    with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d)    with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e)    subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1    Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2    Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3    SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4    Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)    The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)    The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5    Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.

Restricted Shares

8.1    Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2    Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

8.3    Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4    Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5    Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1    Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2    Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a)    Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)    Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3    Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock and Restricted Stock Units

10.1    Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 17 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2    Vesting and Delivery.

(a)    Delivery With Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b)    Delivery With Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3    Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards; provided, however, that no Dividend Equivalents may be granted in conjunction with any grant of Options or SARs. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to more than 400,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a).

Article 15.

Cash Incentive Awards

15.1    Cash Incentive Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash Incentive Awards to any Eligible Person in such amounts and upon such terms, including the achievement of specific performance goals during the Performance Period, as the Committee may determine. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. An Eligible Person may have more than one Cash Incentive Award outstanding at any time. For instance, the Committee may grant an Eligible Person one Cash Incentive Award with a calendar year or fiscal year Performance Period (an annual incentive bonus) and a separate Cash Incentive Award with a Performance Period that covers more than one calendar or fiscal year (a long-term cash incentive bonus).

15.2    Value of Cash Incentive Awards. Each Cash Incentive Award shall specify a payment amount or payment range as determined by the Committee. The Committee shall establish performance goals applicable to each Cash Incentive Award in its discretion and the amount that will be paid to the Grantee pursuant to such Cash Incentive Award if the applicable performance goals for the Performance Period are met.

15.3    Payment of Cash Incentive Awards. Payment, if any, with respect to a Cash Incentive Awards shall be made in cash in accordance with the terms of the Award Agreement; provided, however, that if the Award Agreement does not specify a payment date with respect to a Cash Incentive Award, payment of the Cash Incentive Award will be made no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company during which the Performance Period ends.

15.4    Termination of Affiliation. The Committee shall determine the extent to which a Grantee shall have the right to receive Cash Incentive Awards following his or her Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Grantee, but need not be uniform among all Cash Incentive Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 16.

Amendment, Modification, and Termination

16.1    Amendment, Modification, and Termination. Subject to Section 16.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s shareholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to shareholders for approval.

16.2    Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 17.

Compliance with Code Section 409A

17.1    Awards Subject to Code Section 409A. The provisions of this Article 17 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

17.2    Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a)    Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b)    Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c)    Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

17.3    Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)    Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 17.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)    No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

17.4    Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)    Separation from Service;

(b)    The date the Participant becomes Disabled (as defined in Section 2.14(b));

(c)    The Participant’s death;

(d)    A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable; or

(e)    A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

17.5    Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

17.6    Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

17.7    No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 18.

Withholding

18.1    Required Withholding.

(a)    The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)    payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)    delivering part or all of the amount to be withheld in the form of Shares valued at its Fair Market Value on the Tax Date;

(iii)    requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)    withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)    Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

18.2    Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 19.

Additional Provisions

19.1    Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

19.2    Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19.3    Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

19.4    Securities Law Compliance.

(a)    If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required.

(b)    If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

19.5    Awards Subject to Claw-Back Policies. Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

19.6    No Rights as a Shareholder. No Grantee shall have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

19.7    Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

19.8    Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

19.9    Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

19.10    Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

19.11    Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

19.12    Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

19.13    Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

19.14    Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

19.15    Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

19.16    Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

19.17    No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

19.18    Shareholder Approval. All Awards granted on or after the Effective Date and prior to the date the Company’s shareholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s shareholders.